UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 2, 2010

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 9, 2010, Cablevision Systems Corporation (“Cablevision”) distributed to its stockholders all of the common stock of Madison Square Garden, Inc. (“MSG, Inc.”), a company which owns the sports, entertainment and media businesses previously owned and operated by the Madison Square Garden segment of Cablevision (the “Distribution”). The Distribution took the form of a distribution by Cablevision of one share of MSG, Inc. Class A Common Stock for every four shares of Cablevision NY Group Class A Common Stock held of record at the close of business in New York City on January 25, 2010 (the “Record Date”) and one share of MSG, Inc. Class B Common Stock for every four shares of Cablevision NY Group Class B Common Stock held of record on the Record Date.

On February 9, 2010, immediately prior to the Distribution, CSC Holdings, LLC (“CSC Holdings”) distributed to Cablevision, its sole member, all of the common stock of MSG, Inc.

Subsequent to the Distribution, Cablevision and CSC Holdings will no longer consolidate the financial results of MSG, Inc. for the purpose of their own financial reporting. After the date of Distribution, the historical combined financial results of MSG, Inc. will be reflected in the consolidated financial statements of Cablevision and CSC Holdings as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ending March 31, 2010. Filed as an exhibit to this Form 8-K are unaudited pro forma consolidated balance sheets of Cablevision and CSC Holdings dated as of December 31, 2009, and unaudited pro forma consolidated statements of operations of Cablevision and CSC Holdings for the years ended December 31, 2009, 2008 and 2007, in each case giving effect to the Distribution.

Item 8.01	Other Events

The Indenture, dated September 23, 2009, relating to Cablevision’s $900,000,000 8 5/8% Senior Notes due 2017 is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma Financial Information

The unaudited pro forma consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC dated as of December 31, 2009, and unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the years ended December 31, 2009, 2008 and 2007 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits

99.1	Unaudited pro forma consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC dated as of December 31, 2009, and unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the years ended December 31, 2009, 2008 and 2007.

99.2	Indenture, dated September 23, 2009, relating to Cablevision Systems Corporation’s $900,000,000 8 5/8% Senior Notes due 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)

By:	/S/ MICHAEL P. HUSEBY
Name:	Michael P. Huseby
Title:	Executive Vice President and Chief Financial Officer

Dated: April 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)

By:	/S/ MICHAEL P. HUSEBY
Name:	Michael P. Huseby
Title:	Executive Vice President and Chief Financial Officer

Dated: April 2, 2010